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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement of Pharmacia Corporation on Form S-8 of our report dated February 25, 2000, incorporated by reference in the Annual Report on Form 10-K of Monsanto Company for the year ended December 31, 1999.



/s/ Deloitte & Touche LLP

Deliotte & Touche LLP
St. Louis, Missouri
June 22, 2000